DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS	DERIVATIVE FINANCIAL INSTRUMENTS
The Promissory Note contains a mandatory prepayment option that is intermingled with other options in connection with the preferred units issued by Tricon PIPE LLC (including exchange and redemption rights), as exercising the mandatory prepayment option effectively terminates the other options. Although the exchange and redemption rights exist at the Affiliate level, the Affiliate is unable to issue the common shares of the Company upon exercise of one or all of the rights by either party. As a result, such options, in essence, were deemed to be written by the Company and are treated as a single combined financial derivative instrument for valuation purposes in accordance with IFRS 9. The option pricing model for the derivative uses market-based inputs, including the spot price of the underlying equity, implied volatility of the equity and USD/CAD foreign exchange rates, risk-free rates from the U.S. dollar swap curves and dividend yields related to the underlying equity. The valuation of the derivative assumes a 9.75-year expected life of the investment horizon of the unitholders.

Quantitative information about fair value measurements (Level 2) using significant observable inputs other than quoted prices included in Level 1 is as follows:

Due to Affiliate	December 31, 2023	December 31, 2022
Risk-free rate (1)	4.53%	4.46%
Implied volatility (2)	28.98%	36.53%
Dividend yield (3)	2.55%	3.01%
(1) Risk-free rates were from the U.S. dollar swap curves matching the expected maturity of the Due to Affiliate.
(2) Implied volatility was computed from the trading volatility of the Company's stock over a comparable term to maturity, which are estimates based on traded options expiring in the future, and adjusted by the volatility of USD/CAD exchange rates and correlation between USD/CAD exchange rate and the Company's shares.
(3) Dividend yields were from the forecast dividend yields matching the expected maturity of the Due to Affiliate.
The Company also has other types of derivative financial instruments that consist of interest rate caps on the Company’s floating-rate debt and are classified and measured at FVTPL. Interest rate caps are valued using model calibration. Inputs to the valuation model are determined from observable market data wherever possible, including market volatility and interest rates.

The values attributed to the derivative financial instruments are shown below:

	Exchange/prepayment options	Interest rate caps(1)	Total
(in thousands of U.S. dollars)

For the year ended December 31, 2023
Derivative financial (liabilities) assets, beginning of year	$(51,158)	$10,358	$(40,800)
Addition of interest rate caps	—	14,477	14,477
Fair value loss	(2,630)	(17,455)	(20,085)
Derivative financial instruments - end of year	$(53,788)	$7,380	$(46,408)

For the year ended December 31, 2022
Derivative financial (liabilities) assets, beginning of year	$(230,305)	$363	$(229,942)
Derivative financial instruments exchanged into common shares of the Company	3,299	—	3,299
Addition of interest rate caps	—	1,034	1,034
Fair value gain	175,848	8,961	184,809
Derivative financial instruments - end of year	$(51,158)	$10,358	$(40,800)
(1) For the year ended December 31, 2023, the Company received proceeds of $17,661 related to in-the-money interest rate caps. These proceeds were recognized as realized gain on derivative financial instruments in the consolidated statements of comprehensive income.

For the year ended December 31, 2023, there was a fair value loss on the Due to Affiliate of $2,630 (2022 - fair value gain of $175,848). The fair value loss on the derivatives was primarily driven by an increase in Tricon's share price, on a USD-converted basis, which served to increase the probability of exchange of the preferred units of Tricon PIPE LLC into Tricon common shares.